UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2011

THE SHERIDAN GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437
(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment is to correct certain typographical errors contained in the exhibits to the Form 8-K filed by The Sheridan Group, Inc. (the “Company”) on April 20, 2011 (the “Form 8-K”).

On May 20, 2011, in order to correct a typographical error in the indenture filed as Exhibit 4.1 to the Form 8-K,  the Company, the subsidiaries of the Company named on the signature pages thereto (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into a supplemental indenture (the “Supplemental Indenture”), a copy of which is filed as Exhibit 4.4 to this Current Report and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 4.1
Indenture, dated as of April 15, 2011, by and among the Company, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014.†

Exhibit 4.2
Registration Rights Agreement, dated as of April 15, 2011, by and among the Company, Jefferies & Company, Inc., as Initial Purchaser, and the guarantors named therein, relating to the 12.5% Senior Secured Notes due 2014.†

Exhibit 4.3
Fourth Supplemental Indenture, dated as of April 15, 2011, by and among the Company, the subsidiaries of the Company identified on the signature pages thereto, as guarantors, The Bank of New York Mellon, as trustee and collateral agent, and Bank of America, N.A., relating to the Company’s 10.25% Senior Secured Notes due 2011.†

Exhibit 4.4
Supplemental Indenture, dated as of May 20, 2011, by and among the Company, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014.*

Exhibit 10.1
Third Amended and Restated Credit Agreement, dated as of April 15, 2011, by and among the Company, as the borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto.*

Exhibit 10.2
Intercreditor Agreement, dated as of April 15, 2011, by and among the Company, the subsidiaries of the Company identified on the signature pages thereto, as Guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, and Bank of America, N.A., as Agent.†

†	Filed as a like numbered exhibit to The Sheridan Group Inc.’s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2011	THE SHERIDAN GROUP, INC.

	By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1
Indenture, dated as of April 15, 2011, by and among the Company, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014.†

Exhibit 4.2
Registration Rights Agreement, dated as of April 15, 2011, by and among the Company, Jefferies & Company, Inc., as Initial Purchaser, and the guarantors named therein, relating to the 12.5% Senior Secured Notes due 2014.†

Exhibit 4.3
Fourth Supplemental Indenture, dated as of April 15, 2011, by and among the Company, the subsidiaries of the Company identified on the signature pages thereto, as guarantors, The Bank of New York Mellon, as trustee and collateral agent, and Bank of America, N.A., relating to the Company’s 10.25% Senior Secured Notes due 2011.†

Exhibit 4.4
Supplemental Indenture, dated as of May 20, 2011, by and among the Company, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014.*

Exhibit 10.1
Third Amended and Restated Credit Agreement, dated as of April 15, 2011, by and among the Company, as the borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto.*

Exhibit 10.2
Intercreditor Agreement, dated as of April 15, 2011, by and among the Company, the subsidiaries of the Company identified on the signature pages thereto, as Guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, and Bank of America, N.A., as Agent.†

†Filed as a like numbered exhibit to The Sheridan Group Inc.’s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference.

*Filed herewith.